Exhibit 10.5

PLEDGE AND CONTROL AGREEMENT

THIS PLEDGE AND CONTROL AGREEMENT dated as of SEPTEMBER 17, 2008 (as amended, modified or restated from time to time, this “Agreement”), is by and among (a) THERMO CREDIT, LLC, a Colorado limited liability company (together with its successors and assigns, “Lender”); and (b) LEON NOWALSKY, an individual residing in the State of Louisiana (“Nowalsky”), and ROBERT SORRENTINO, an individual residing in the State of Florida (“Sorrentino” and together with Nowalsky, jointly, severally and in solido, “Pledgor”).

RECITALS

WHEREAS, Lender has extended certain financial accommodations to UNITED ESYSTEMS, INC., a Nevada corporation (“ESystems”), NETCOM DATA SOUTHERN CORP., a Georgia corporation (“Southern”), NETCOM DATA CORP., a Georgia corporation (“Netcom”) and UNITED CHECK SERVICES, L.L.C., a Louisiana limited liability company (“Check Services” and together with ESystems, Southern and Netcom, jointly, severally and in solido, “Debtor”) on the terms and conditions of that certain LOAN, PLEDGE AND SECURITY AGREEMENT dated as of even date herewith (as amended, modified or restated from time to time, the “Loan Agreement”), between Debtor and Lender in the (terms not otherwise defined herein shall have the same meanings as in the Loan Agreement);

WHEREAS, it is expressly understood among Pledgor and Lender that the execution and delivery of this Agreement is a condition precedent to Lender’s obligation to make the Loans under the Loan Agreement and is an integral part of the transactions contemplated thereby; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Grant of Security Interest.  Pledgor pledges, assigns and grants to Lender a first lien security interest and lien in all right, title and interest in and to all of the Capital Stock of ESystems (including but limited to all of the Capital Stock listed on Schedule 1(a) attached hereto) now owned by Pledgor and all Capital Stock of ESystems hereafter acquired in connection with the Subordinate Indebtedness (as such term is defined in that certain SUBORDINATION AGREEMENT dated as of even date herewith, by and among Sorrentino, Lender and Debtor). , regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Capital Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Capital Stock be registered in the name of Lender or any of its nominees, the right to receive any certificates representing any of the Capital Stock and the right to require that such certificates be delivered to Lender together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Pledgor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect of such Capital Stock and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing (the foregoing being, the “Collateral”) as collateral for the Indebtedness.

2.           Pledgor's Warranties.  Pledgor hereby represents and warrants to Lender as follows:

(a)           Financing Statements; Liens and Security Interests.  No financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.  This Agreement creates a valid first priority security interest in favor of Lender in the Collateral.  The taking possession by the Lender of the certificates representing the Capital Stock (if any) and all other certificates and instruments constituting Collateral will perfect and establish the first priority of the Lender's security interest in the Capital Stock.

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(b)           Ownership.  Pledgor owns the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except for taxes not yet due and payable and the security interest hereunder.  Except as set forth in the Organizational Documents of ESystems (a true and correct copy of which is attached hereto as Exhibit A), there are no options or other rights, contractual or otherwise, with respect to the Capital Stock in favor of any third party and no such options or rights shall be created until full payment and performance of all of the Indebtedness and termination or expiration of any obligation or commitment of Lender to make advances or loans to Debtor.

(c)           Power and Authority.  Pledgor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

3.           Pledgor's Covenants.  Until full payment and performance of all of the Indebtedness and termination or expiration of any obligation or commitment of Lender to make advances or Loans to, unless Lender otherwise consents in writing:

(a)           Agreement.  Pledgor shall perform all of its agreements herein.

(b)           Ownership of Collateral.  Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Lender.  Pledgor shall keep the Collateral free from all liens and security interests.

(c)           Lender's Costs.  Pledgor shall pay all reasonable costs necessary preserve, defend and enforce the security interest created by this Agreement, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, reasonable attorney's fees, legal expenses and expenses of sales.  Whether the Collateral is or is not in Lender's possession, and without any obligation to do so and without waiving Pledgor's default for failure to make any such payment, Lender at its option may pay any such costs and expenses and discharge encumbrances on the Collateral, and such payments shall be a part of the Indebtedness and bear interest at the rate set out in the Indebtedness.

(d)           Possession of Collateral.  If the Capital Stock is certificated, Pledgor shall deliver all such certificates to Lender, and following and during the continuation of an Event of Default, Pledgor shall deliver all other instruments and documents which are a part of the Collateral and in Pledgor's possession to Lender immediately, or if hereafter acquired, immediately following acquisition, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance reasonably satisfactory to Lender.

(e)           Power of Attorney.  Pledgor appoints Lender and any officer thereof as Pledgor's attorney-in-fact with full power in Pledgor's name and on Pledgor's behalf to do every act which Pledgor is obligated to do or may be required to do hereunder following the occurrence and during the continuation of an Event of Default; however, nothing in this paragraph shall be construed to obligate Lender to take any action hereunder nor shall Lender be liable to Pledgor for failure to take any action hereunder.  This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Indebtedness is outstanding and shall not terminate on the disability or incompetence of Pledgor.  Without limiting the generality of the foregoing, Lender shall have the right and power following the occurrence and during the continuation of an Event of Default, to receive, indorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable in respect of the Collateral or any part thereof.

4.           Rights and Powers of Lender.  Lender, after an Event of Default and during the continuation thereof, without liability to Pledgor may: take control of proceeds, including securities received as dividends or by reason of splits; release the Collateral in its possession to any Pledgor, temporarily or otherwise; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and use same to reduce any part of the Indebtedness; exercise all other rights which an owner of such Collateral may exercise; and transfer any of the Collateral or evidence thereof into its own name or that of its nominee.  Lender shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Lender, its officers, agents or

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employees, except for its or their own willful misconduct or gross negligence.  The foregoing rights and powers of Lender will be in addition to, and not a limitation upon, any rights and powers of Lender given by law or elsewhere in this Agreement.

5.           Indebtedness.  Upon maturity of the Indebtedness or an Event of Default, Lender may:

(a)           Liquidation of Collateral.  Sell, or instruct any agent or broker to sell, all or any part of the Collateral in a public or private sale, direct any agent or broker to liquidate all or any part of any account and deliver all proceeds thereof to Lender, and apply all proceeds to the payment of any or all of the Indebtedness in such order and manner as Lender shall, in its discretion, choose or hold such proceeds as additional Collateral for the Indebtedness.  Lender shall have all rights with respect to the Collateral as set forth in the Note.

(b)           Code.  All of the rights, powers and remedies of a secured creditor under the Code or the Loan Agreement.

Pledgor specifically understands and agrees that any sale by Lender of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Lender at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Pledgor hereby releases Lender and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.  If, in the opinion of Lender, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Lender may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by Lender shall be deemed "commercially reasonable.”

6.           Limitation of Liability.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY THE OBLIGATION OR OBLIGATIONS OF PLEDGOR WITH RESPECT TO THE INDEBTEDNESS OF DEBTOR SHALL BE SOLELY LIMITED TO THE COLLATERAL.  SHOULD THE COLLATERAL BE INSUFFICIENT TO REPAY THE INDEBTEDNESS, PLEDGOR SHALL HAVE NO OBLIGATION TO REPAY LENDER FOR ANY SHORTFALL.  IT IS FURTHER AGREED THAT, NOTWITHSTANDING ANYTHING CONTAINED WITHIN THIS AGREEMENT TO THE CONTRARY AND SPECIFICALLY BUT NOT LIMITED TO SECTION 3(C), LENDER AGREES THAT IN THE EVENT IT IS REQUIRED TO EXERCISE ITS REMEDIES WITH RESPECT TO THE COLLATERAL, PLEDGORS SHALL HAVE NO PERSONAL OBLIGATION TO LENDER FOR ANY COSTS INCLUDING, BUT NOT LIMITED TO, BROKER’S COMMISSIONS, TAXES, COURT COSTS, ATTORNEY FEES, WHETHER ASSOCIATED EITHER DIRECTLY OF INDIRECTLY WITH THE ACTIONS TAKEN BY LENDER IN ORDER TO EFFECT THE EXERCISE OF ITS RIGHTS WITH RESPECT TO THE COLLATERAL.  ALL SUCH COSTS ARE TO BE PAID OUT OF THE PROCEEDS, IF ANY, DERIVED FROM THE SALE OF THE COLLATERAL OR ADDED TO THE INDEBTEDNESS OF DEBTOR.

7.           General.

(a)           Parties Bound.  Lender's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Indebtedness or the Collateral, Lender thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Lender shall retain all rights and powers hereby given with respect to any of the Indebtedness or the Collateral not so assigned or transferred.  All representations, warranties and agreements of Pledgor, if more than one, are joint and several and all shall be binding upon the successors and assigns of Pledgor.

(b)           Waiver.  No delay of Lender in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.  No waiver by Lender of any right hereunder or of any default by Pledgor shall be binding upon Lender unless in writing, and no failure by Lender to exercise any

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power or right hereunder or waiver of any default by Pledgor shall operate as a waiver of any other or further exercise of such right or power or of any further default.  Each right, power and remedy of Lender as provided for herein or in any of the loan documents related to the Indebtedness, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all other such rights, powers or remedies.

(c)           Notice.  Notice shall be deemed reasonable if mailed postage prepaid at least TEN (10) days before the related action (or if the Code elsewhere specifies a longer period, such longer period) to the address of Pledgor set forth on the signature page hereof.  Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or THREE (3) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

(d)           Modifications.  No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Pledgor and Lender.  The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

(e)           Partial Invalidity.  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of any loan document related to the Indebtedness to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

(f)           Applicable Law and Venue.  This Agreement has been delivered in the State of Louisiana and shall be construed in accordance with the laws of that State. It is performable by Pledgor in the county or city of Lender's address as set forth in the Loan Agreement and Pledgor expressly waives any objection as to venue in any such location.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

(g)           Financing Statement.  To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.  Pledgor hereby authorizes Lender to file a financing statement on the Collateral without Pledgor’s signature.

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EXECUTED as of the date first written above.

LENDER:	ADDRESS:

THERMO CREDIT, LLC	639 Loyola Ave., Suite 2565
New Orleans, LA 70113
By: /s/ JACK V. EUMONT, JR.
Name: Jack V. Eumont, Jr.
Title: Executive Vice President

PLEDGOR:	ADDRESS:

/s/ LEON NOWALSKY
LEON NOWALSKY

/s/ ROBERT SORRENTINO	3811 Hollow Crossing Drive
ROBERT SORRENTINO	Orlando, FL 32817

JOINDER OF ESYSTEMS

ESYSTEMS acknowledges, confirms and agrees to the terms and conditions of the foregoing Agreement and that the lien of Lender on the Collateral has been recorded on the books and records of ESystems as of the date first written above.  ESystems hereby confirms and agrees that (i) Pledgor is the registered owner of the Capital Stock, (ii) Pledgor not shall change the registered owner of the Capital Stock without the prior written consent of Lender, and (iii) the Agreement constitutes a “control agreement” under the Code.  If ESystems shall receive instructions originated by Lender relating to the Capital Stock, ESystems shall immediately comply with such instructions without further consent by Pledgor or any other Person.

ESYSTEMS:	ADDRESS:

UNITED ESYSTEMS, INC.	15431 O’Neal Road
Gulfport, MS 39503
By: /s/ WALTER REID GREEN JR.
Name: Walter Reid Green Jr.
Title: Treasurer

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